EXHIBIT 32.2

CERTIFICATION OF THE PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Command Center, Inc. (the “Company”) on Form 10-Q for the period ended September 27, 2013 to be filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Ralph E. Peterson, Principal Accounting Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.
The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods covered by the report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Dated: November 7, 2013	By:	/s/ Ralph E. Peterson
Ralph E. Peterson
Principal Accounting Officer